UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2014

JA ENERGY

(Exact name of registrant as specified in its charter)

Commission File Number: 0-54236

Nevada	27-3349143
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

7495 W. Azure Dr. Suite 110, Las Vegas, NV	89130
(Address of principal executive offices)	(Zip Code)

(702) 515-4036

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.06 - Change in Shell Company Status

Management believes that the Company is a shell corporation as that term is defined in Rule 405 of the Securities Act and Rule 12b-2 of the Exchange Act. Until such time, as the Company can generate revenues, obtain outside funding, or some other significant event happens, management deems the Company as a shell corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

JA Energy
Registrant

Date: April 2, 2014	By:/s/ Jim Lusk
Jim Lusk Director/CEO